UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2012

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 46.9%
CONSUMER DISCRETIONARY - 5.0%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	430,000	$433,417	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	590,000	616,161	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000	2,596,954
Hyundai Capital America, Senior Notes	2.125%	10/2/17	190,000	191,192	(a)

Total Automobiles				3,837,724

Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	518,100
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	837,375
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000	193,050
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	543,197	577,826	(a)(b)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	604,012
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	208,819
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	487,300
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000	1,329,900	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	600,000	666,000
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	165,000	164,588	(a)(c)

Total Hotels, Restaurants & Leisure				5,586,970

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,621

Media - 3.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,090,000
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	270,000	409,379
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	183,804
Comcast Corp., Notes	6.500%	1/15/15	210,000	236,549
Comcast Corp., Notes	5.875%	2/15/18	20,000	24,435
Comcast Corp., Senior Notes	5.700%	5/15/18	920,000	1,121,509
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	970,000	1,083,975	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	694,725
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,706,200
News America Inc., Senior Notes	6.650%	11/15/37	80,000	105,978
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	930,000	1,050,900
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	420,000	563,577
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,158,138
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	340,000	378,406
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	110,000	128,867
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	884,608
Time Warner Inc., Senior Notes	6.250%	3/29/41	50,000	65,020
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	719,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,384,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	208,587	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000	161,250	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	290,000	316,100
WPP Finance UK, Senior Notes	8.000%	9/15/14	160,000	178,730
Total Media				14,854,487

TOTAL CONSUMER DISCRETIONARY				24,320,802

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES - 3.0%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	$1,516,159
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	140,000	142,651
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	650,000	779,395
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	550,000	582,642
Heineken NV, Senior Notes	1.400%	10/1/17	220,000	221,251	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	50,000	53,714
PepsiCo Inc., Senior Notes	0.700%	8/13/15	750,000	753,400
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	240,000	253,378	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	730,000	820,657	(a)

Total Beverages				5,123,247

Food & Staples Retailing - 0.5%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	307,767	355,425
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	942,135	1,125,806
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	72,978
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	111,097
Safeway Inc., Senior Notes	4.750%	12/1/21	440,000	461,099
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	274,024

Total Food & Staples Retailing				2,400,429

Food Products - 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	602,000	739,579	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	550,000	597,545	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	548,000	673,653

Total Food Products				2,010,777

Tobacco - 1.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,200,000	1,245,000
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,310,000	1,520,197
Altria Group Inc., Senior Notes	2.850%	8/9/22	580,000	582,892
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	640,000	673,759
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	320,000	325,552
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	330,000	376,454
Reynolds American Inc., Senior Notes	3.250%	11/1/22	230,000	233,122

Total Tobacco				4,956,976

TOTAL CONSUMER STAPLES				14,491,429

ENERGY - 10.7%
Energy Equipment & Services - 1.0%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	450,000	490,630
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,590,000
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,230,000	1,230,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,000,000	1,075,000
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	100,000	114,026	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	604,800

Total Energy Equipment & Services				5,104,456

Oil, Gas & Consumable Fuels - 9.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	120,000	145,627
Apache Corp., Senior Notes	3.250%	4/15/22	1,010,000	1,102,161
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	517,650
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	680,000	727,242
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	77,125
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	740,000	795,392
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	90,000	96,300
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	700,000	702,625
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	321,044

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	$1,663,673
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	505,000	729,470
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,110,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	404,173	310,203	(a)(b)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	450,000	687,900
Devon Energy Corp., Senior Notes	3.250%	5/15/22	170,000	180,053
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	288,728
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	261,241
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,348,437
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	20,000	24,043
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	390,000	435,964
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	30,000	38,070
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	80,000	99,794
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	560,000	679,250
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	764,421	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	600,000	567,000
Hess Corp., Notes	7.300%	8/15/31	370,000	511,454
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,480,000	1,951,636
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	96,518
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	340,030
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	23,691
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	500,000	543,750
Noble Energy Inc., Senior Notes	4.150%	12/15/21	940,000	1,038,123
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	470,000	513,027
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	450,000	468,857
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	290,000
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,490,000	1,773,100	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,650,750
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	598,935
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,740,000	4,260,069
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	215,963
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,889,250
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,485,225
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,754,425
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,150,570
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	890,000	991,471	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000	1,089,419
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	687,375
Williams Cos. Inc., Notes	7.875%	9/1/21	299,000	397,236
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	310,000	445,260
WPX Energy Inc., Senior Notes	6.000%	1/15/22	960,000	1,032,000

Total Oil, Gas & Consumable Fuels				46,871,547

TOTAL ENERGY				51,976,003

FINANCIALS - 11.6%
Capital Markets - 1.0%
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	100,000	100,000
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000	30,829
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	218,973
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	130,000	139,441
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,110,000	2,389,404
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000	179,092
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	119,152
Morgan Stanley, Medium-Term Notes	0.775%	10/18/16	650,000	616,396	(c)
Morgan Stanley, Senior Notes	4.750%	3/22/17	90,000	97,494
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,873
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000	509,389

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Capital Markets - continued
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	230,000		$249,448

Total Capital Markets					4,903,491

Commercial Banks - 3.3%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	320,000		325,946	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	820,000		820,480
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	900,000		909,514
BNP Paribas SA, Senior Notes	2.375%	9/14/17	500,000		504,240
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	500,000		527,699	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	820,000		827,993
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	390,000		419,855
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,090,000		1,114,525	(a)(c)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000		29,900	(a)(f)(g)(h)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	310,000		315,349
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	970,000		1,028,150	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	110,000		109,450	(c)(e)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	130,000		133,357
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,513,220
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		701,741	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/17/12	460,000		458,275	(c)(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	4,280,000		4,595,813
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	440,000		453,606
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000		115,330
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000		102,405

Total Commercial Banks					16,006,848

Consumer Finance - 0.9%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,460,000		1,591,400	(c)
American Honda Finance Corp., Notes	1.000%	8/11/15	690,000		691,410	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	760,000		883,971
SLM Corp., Senior Notes	3.875%	9/10/15	380,000		391,673
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	670,000		670,317

Total Consumer Finance					4,228,771

Diversified Financial Services - 6.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000		3,075,819
Bank of America Corp., Senior Notes	6.500%	8/1/16	140,000		162,967
Bank of America Corp., Senior Notes	3.875%	3/22/17	190,000		205,116
Bank of America Corp., Senior Notes	5.750%	12/1/17	80,000		92,767
Bank of America Corp., Senior Notes	5.000%	5/13/21	20,000		22,601
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000		869,007
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	520,000		536,575	(c)(e)
Citigroup Inc., Senior Notes	5.500%	10/15/14	780,000		843,008
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000		1,090,440
Citigroup Inc., Senior Notes	6.875%	3/5/38	440,000		588,088
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000		88,872
Emeralds, Notes	5.593%	8/4/20	9		8	(a)(c)(d)(g)(h)
General Electric Capital Corp., Notes	5.300%	2/11/21	650,000		757,619
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	270,000		274,808
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000		169,973
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	740,000		914,374
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,400,000		1,941,141
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000		2,310,120
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	2,330,000		2,522,810
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000		1,181,250
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	1,150,000		1,149,501
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	100,000		111,977
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,760,000		1,881,340
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000		1,500,394

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services - continued
JPMorgan Chase Bank N.A., Notes	7.000%	5/17/22	62,000,000,000	IDR	$7,086,745	(a)(d)

Total Diversified Financial Services					29,377,320

Insurance - 0.2%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000		304,474
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	10,000		9,432	(c)(e)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000		875,619	(a)

Total Insurance					1,189,525

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000		661,848

TOTAL FINANCIALS					56,367,803

HEALTH CARE - 1.6%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000		466,434

Health Care Providers & Services - 0.9%
HCA Inc., Debentures	7.500%	11/15/95	70,000		60,200
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		72,450
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,000,000		1,122,500
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	790,000		847,995
US Oncology Inc. Escrow	—	—	545,000		13,625	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000		1,045,000
WellPoint Inc., Senior Notes	1.250%	9/10/15	160,000		161,683
WellPoint Inc., Senior Notes	3.700%	8/15/21	890,000		940,617
WellPoint Inc., Senior Notes	3.125%	5/15/22	170,000		173,576

Total Health Care Providers & Services					4,437,646

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	190,000		206,516

Pharmaceuticals - 0.5%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,570,000		1,699,321	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	580,000		611,625
Watson Pharmaceuticals Inc., Senior Notes	1.875%	10/1/17	220,000		223,259

Total Pharmaceuticals					2,534,205

TOTAL HEALTH CARE					7,644,801

INDUSTRIALS - 2.8%
Aerospace & Defense - 0.6%
Boeing Co., Senior Notes	4.875%	2/15/20	630,000		768,248
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000		789,250
United Technologies Corp., Senior Notes	3.100%	6/1/22	130,000		140,270
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000		1,030,750	(a)

Total Aerospace & Defense					2,728,518

Airlines - 0.8%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	415,881		432,517
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,180,000		2,291,725	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000		733,075	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	340,118		369,878

Total Airlines					3,827,195

Building Products - 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	169,000		165,620	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Building Products - continued
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000	$819,375	(a)

Total Building Products				984,995

Commercial Services & Supplies - 0.2%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	739,500	(a)
Waste Management Inc., Senior Notes	7.375%	5/15/29	170,000	225,634

Total Commercial Services & Supplies				965,134

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	320,000	320,879
United Technologies Corp., Senior Notes	4.500%	6/1/42	390,000	450,502

Total Industrial Conglomerates				771,381

Machinery - 0.3%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,050,000	1,119,562	(a)
John Deere Capital Corp., Notes	2.250%	4/17/19	240,000	250,123

Total Machinery				1,369,685

Road & Rail - 0.5%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000	1,065,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	360,470
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	576,800
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000	684,725

Total Road & Rail				2,686,995

Transportation - 0.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000	381,250	(a)

TOTAL INDUSTRIALS				13,715,153

INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment, Instruments & Components - 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,172,500	(a)

IT Services - 0.6%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000	2,901,600	(a)

Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	760,000	764,745

TOTAL INFORMATION TECHNOLOGY				4,838,845

MATERIALS - 4.3%
Chemicals - 0.4%
Ecolab Inc., Senior Notes	4.350%	12/8/21	160,000	182,108
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	570,000	619,875
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	570,000	662,625
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	175,472

Total Chemicals				1,640,080

Construction Materials - 0.2%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	490,000	514,500	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000	542,100	(a)

Total Construction Materials				1,056,600

Containers & Packaging - 0.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000	1,050,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	518,175
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	702,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	267,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000	523,075

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging - continued
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	210,000	$216,838	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	240,000	247,621	(a)

Total Containers & Packaging				3,525,209

Metals & Mining - 2.3%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	570,000	714,997
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	140,000	149,556
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	240,000	266,158
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	760,000	978,314
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	420,000	453,801
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	60,000	59,646
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	80,000	80,400	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	835,000	851,839
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000	1,512,500	(a)(g)
Novelis Inc., Senior Notes	8.750%	12/15/20	130,000	143,975
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	810,000	844,980
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	760,000	810,145
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	160,000	178,049
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	21,711
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	420,000	462,525
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,500,000	2,562,500	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	560,000	561,531	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	490,000	489,314	(a)

Total Metals & Mining				11,141,941

Paper & Forest Products - 0.7%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,185,322
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,550,000	1,724,375	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	620,000	300,700	(h)

Total Paper & Forest Products				3,210,397

TOTAL MATERIALS				20,574,227

TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	1,370,000	1,666,672
AT&T Inc., Global Notes	5.600%	5/15/18	40,000	49,097
AT&T Inc., Senior Notes	4.450%	5/15/21	240,000	286,076
AT&T Inc., Senior Notes	3.875%	8/15/21	140,000	159,690
AT&T Inc., Senior Notes	5.550%	8/15/41	20,000	25,557
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	64,750
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	545,000	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	510,000	584,144
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000	1,061,625
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	259,800	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	70,000	75,775
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	126,300
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	111,100
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	60,000	61,125
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	290,000	363,630
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	50,000	69,852
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	580,000	749,909
West Corp., Senior Notes	8.625%	10/1/18	700,000	733,250
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,585,551	1,355,646	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	761,400

Total Diversified Telecommunication Services				9,110,398

Wireless Telecommunication Services - 1.1%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	5,255,475

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
TOTAL TELECOMMUNICATION SERVICES				$14,365,873

UTILITIES - 3.9%
Electric Utilities - 1.2%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	300,000	375,458
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,003,669
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,989,194
FirstEnergy Corp., Notes	7.375%	11/15/31	1,265,000	1,714,944
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	430,000	577,409
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	100,000	136,951

Total Electric Utilities				5,797,625

Gas Utilities - 0.2%
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	890,000	996,800	(a)

Independent Power Producers & Energy Traders - 2.5%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	665,225
AES Corp., Senior Notes	7.375%	7/1/21	720,000	808,200
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,980,000	2,178,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,820,000	2,020,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,192,627
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	3,006,478

Total Independent Power Producers & Energy Traders				11,870,730

TOTAL UTILITIES				18,665,155

TOTAL CORPORATE BONDS & NOTES (Cost - $215,073,860)				226,960,091

ASSET-BACKED SECURITIES - 3.2%
ACE Securities Corp., 2006-GP1 A	0.341%	2/25/31	455,754	396,764	(c)
ACE Securities Corp., 2006-SL2 A	0.551%	1/25/36	684,552	88,689	(c)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.011%	8/25/32	635,769	107,956	(c)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.071%	4/15/33	481,043	415,963	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	300,000	305,596	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.461%	6/25/34	1,380,821	535,949	(c)
Countrywide Home Equity Loan Trust, 2002-F A	0.571%	11/15/28	1,260	1,255	(c)
Education Funding Capital Trust	1.717%	12/15/42	400,000	391,167	(c)(d)
First Horizon ABS Trust, 2006-HE1 A	0.371%	10/25/34	535,845	383,811	(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.980%	3/18/29	475,000	394,846	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	250,000	209,174	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.719%	2/20/30	250,000	208,238	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.719%	2/20/32	400,000	321,449	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.714%	3/13/32	550,000	461,073	(c)
GSAA Home Equity Trust, 2007-7 A4	0.481%	7/25/37	2,515,991	2,049,343	(c)
GSAMP Trust, 2006-S2 A2	0.411%	1/25/36	288,066	28,441	(c)
GSAMP Trust, 2006-S4 A1	0.301%	5/25/36	947,945	144,038	(c)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.511%	3/25/35	391,719	374,332	(a)(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.471%	6/25/36	3,483,081	616,929	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.575%	10/25/32	861,232	795,428	(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	313,810	326,644
Origen Manufactured Housing, 2006-A A2	3.714%	10/15/37	2,200,000	1,430,000	(c)
Origen Manufactured Housing, 2007-A A2	3.714%	4/15/37	1,974,026	1,223,896	(c)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.991%	1/25/31	52,843	23,896	(c)
RAAC Series, 2006-RP2 A	0.461%	2/25/37	1,405,422	1,323,735	(a)(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.336%	8/25/33	208,574	178,399	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
SACO I Trust, 2006-4 A1	0.551%	3/25/36	229,626	$138,698	(c)
SACO I Trust, 2006-6 A	0.471%	6/25/36	1,055,221	586,670	(c)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(g)(h)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(g)(h)
SLM Student Loan Trust, 2012-6 A3	0.970%	5/26/26	1,900,000	1,903,597	(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.431%	2/25/36	3,383,888	268,534	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $25,619,675)				15,634,513

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.0%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	86,000	92,292
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	176,000	196,762	(c)
Banc of America Mortgage Securities, 2005-3 A4	3.130%	4/25/35	207,680	180,217	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.481%	2/25/36	1,282,880	1,082,220	(c)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.754%	12/25/35	499,859	362,300	(c)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.511%	1/25/36	459,761	311,954	(c)
Countrywide Home Loans, 2005-R3 AF	0.611%	9/25/35	74,873	63,112	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.762%	9/15/39	260,000	271,761	(c)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	2,085,803	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.422%	3/19/45	357,513	281,987	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.074%	3/19/46	595,128	340,896	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.676%	7/25/21	2,156,058	248,160	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.272%	4/25/21	6,256,108	536,195	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.583%	10/25/21	3,161,199	352,105	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.457%	12/25/21	1,134,376	115,233	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.516%	6/25/22	1,110,000	126,573	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.559%	2/25/18	3,756,581	264,548	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.091%	5/25/18	3,472,683	345,214	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.398%	6/25/21	8,071,777	701,946	(c)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	140,000	161,183
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.867%	7/10/38	250,000	279,187	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.073%	10/25/35	266,715	241,168	(c)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.562%	1/19/35	407,309	286,953	(c)
Impac CMB Trust, 2005-5 A1	0.851%	8/25/35	363,013	304,701	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.700%	3/25/35	324,122	274,648	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.411%	6/25/47	3,314,972	2,083,075	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	152,000	$170,382
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	290,000	334,684
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.598%	7/15/46	5,665,611	402,465	(a)(c)
JPMorgan Mortgage Trust, 2005-A6 7A1	3.028%	8/25/35	407,128	355,868	(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,260,356	1,199,921
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	40,000	48,256	(c)
MASTR ARM Trust, 2007-R5 A1	2.847%	11/25/35	1,387,766	764,986	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	53,687	54,735	(a)
Merit Securities Corp., 11PA B2	1.711%	9/28/32	429,887	422,133	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.697%	12/25/34	39,856	40,062	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.941%	8/15/45	1,475,724	169,265	(a)(c)
Morgan Stanley Capital I, 2006-IQ11 A4	5.723%	10/15/42	555,000	631,507	(c)
Mortgage IT Trust, 2005-2 1A1	0.471%	5/25/35	182,154	170,028	(c)
Mortgage IT Trust, 2005-3 A1	0.511%	8/25/35	345,288	304,834	(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.401%	9/25/46	2,496,936	1,769,906	(c)
Residential Accredit Loans Inc., 2006-QA1 A21	3.924%	1/25/36	1,272,034	915,423	(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.431%	2/25/46	2,002,527	912,469	(c)
Structured ARM Loan Trust, 2004-09XS A	0.581%	7/25/34	294,323	262,335	(c)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.795%	8/25/35	191,691	176,828	(c)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.421%	5/25/46	423,475	235,198	(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.561%	6/25/35	1,083,727	877,434	(a)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.485%	10/25/35	46,870	46,221	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.481%	12/25/45	2,720,327	2,479,674	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.501%	12/25/45	528,219	470,413	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.481%	12/25/45	220,118	202,020	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.501%	12/25/45	330,177	300,594	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.725%	8/25/46	4,689,660	3,679,702	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.724%	4/25/36	89,748	78,038	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $30,667,222)				29,065,574

MORTGAGE-BACKED SECURITIES - 1.8%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,214	3,690
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	148,099	171,776
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	173,909	190,203

Total FHLMC				365,669

FNMA - 0.4%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-1/1/17	288,915	309,301
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	33,819	40,457
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,220,627	1,425,521

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,396		$1,645

Total FNMA					1,776,924

GNMA - 1.3%
Government National Mortgage Association (GNMA)	7.000%	3/15/29-6/15/31	507,882		606,259
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	326,815		361,011
Government National Mortgage Association (GNMA)	4.500%	7/20/40	1,923,303		2,131,877
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	2,932,204		3,264,515

Total GNMA					6,363,662

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $8,032,993)					8,506,255

SOVEREIGN BONDS - 27.8%
Argentina - 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	5,800,000		4,796,153

Australia - 2.0%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	9,535,922

Brazil - 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	715,816
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,042,000	BRL	9,880,596
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	972,000	BRL	505,236

Total Brazil					11,101,648

Canada - 4.4%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	11,958,198
Government of Canada, Bonds	4.000%	6/1/41	7,000,000	CAD	9,358,448

Total Canada					21,316,646

Ireland - 0.5%
Republic of Ireland	5.000%	10/18/20	1,980,000	EUR	2,626,198

Israel - 0.9%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	4,596,756

Italy - 0.6%
Italy Buoni Poliennali Del Tesoro, Bonds	4.750%	9/1/21	2,050,000	EUR	2,698,823

Malaysia - 2.0%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	1,387,767
Government of Malaysia, Senior Bonds	4.262%	9/15/16	24,490,000	MYR	8,370,443

Total Malaysia					9,758,210

Mexico - 3.9%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,621,424
Mexican Bonos, Bonds	6.500%	6/9/22	143,773,500	MXN	11,810,465
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	256,819

Total Mexico					18,688,708

New Zealand - 1.0%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	5,000,000	NZD	4,734,718

Norway - 1.0%
Government of Norway	4.250%	5/19/17	25,000,000	NOK	4,910,634

Peru - 2.0%
Republic of Peru, Bonds	7.840%	8/12/20	20,590,000	PEN	9,852,055

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Russia - 1.9%
Russian Federation, Bonds	7.400%	6/14/17	216,690,000	RUB	$7,034,979
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	1,829,000		2,319,721	(a)

Total Russia					9,354,700

Spain - 0.5%
Kingdom of Spain	5.850%	1/31/22	2,000,000	EUR	2,640,565

Sweden - 1.0%
Government of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,758,126

Turkey - 1.2%
Republic of Turkey, Bonds	10.000%	12/4/13	8,300,000	TRY	4,797,099
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		969,025

Total Turkey					5,766,124

Venezuela - 1.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	8,750,000		7,656,250	(a)

TOTAL SOVEREIGN BONDS (Cost - $132,606,188)					134,792,236

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.5%
U.S. Government Agencies - 3.2%
Federal Home Loan Bank (FHLB), Bonds	0.180%	12/27/12	4,000,000		4,000,280
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000		516,430
Federal Home Loan Bank (FHLB), Bonds	0.375%	2/24/14	1,200,000		1,200,186
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		586,390
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	570,000		877,436
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000		1,236,229
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000		430,912
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000		1,298,006
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000		706,287
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000		205,671
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000		752,273
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000		1,209,531
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000		309,024
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000		99,295
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000		614,514
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000		720,179
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000		35,776
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000		671,807

Total U.S. Government Agencies					15,470,226

U.S. Government Obligations - 6.3%
U.S. Treasury Bonds	3.125%	2/15/42	7,380,000		7,823,951
U.S. Treasury Bonds	3.000%	5/15/42	370,000		382,256
U.S. Treasury Bonds	2.750%	8/15/42	16,360,000		16,030,248
U.S. Treasury Notes	0.250%	9/15/15	90,000		89,698
U.S. Treasury Notes	0.250%	10/15/15	260,000		259,045
U.S. Treasury Notes	1.000%	8/31/19	1,480,000		1,470,404
U.S. Treasury Notes	1.250%	10/31/19	1,870,000		1,884,756
U.S. Treasury Notes	1.750%	5/15/22	350,000		353,500

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	1.625%	8/15/22	2,430,000	$2,417,092

Total U.S. Government Obligations				30,710,950

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $44,249,843)				46,181,176

			SHARES
COMMON STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
Charter Communications Inc., Class A Shares			22,538	1,744,667	*
Cumulus Media Inc., Class A Shares			6,925	17,035	*

TOTAL COMMON STOCKS (Cost - $743,840)				1,761,702

CONVERTIBLE PREFERRED STOCKS - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III (Cost - $259,220)	6.750%		5,200	258,492

PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		115,000	3,006,100	(c)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.875%		16,975	472,075	(c)

TOTAL PREFERRED STOCKS (Cost - $3,495,272)				3,478,175

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.19 Index, Put @ $100.00		11/21/12	62,150,000	144,117
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.IG.18 Index, Put @ $100.00		11/21/12	62,150,000	42,213
U.S. Dollar/Eurodollar, Put @ 0.77		5/10/13	5,000,000	121,039
U.S. Dollar/Eurodollar, Put @ 0.67		5/10/13	5,000,000	1,810

TOTAL PURCHASED OPTIONS (Cost - $462,587)				309,179

			WARRANTS
WARRANTS - 0.0%
Charter Communications Inc.		11/30/14	897	22,425	*(d)
Nortek Inc.		12/7/14	1,036	5,180	*(d)(g)
SemGroup Corp.		11/30/14	4,698	69,624	*(g)

TOTAL WARRANTS (Cost - $15,003)				97,229

TOTAL INVESTMENTS - 96.5% (Cost - $461,225,703#)				467,044,622
Other Assets in Excess of Liabilities - 3.5%				16,944,643

TOTAL NET ASSETS - 100.0%				$483,989,265

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The maturity principal is currently in default as of October 31, 2012.

(g)	Illiquid security.

(h)	The coupon payment on these securities is currently in default as of October 31, 2012.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
EUR	— Euro
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE RATE	CONTRACTS	VALUE
U.S. Dollar/Eurodollar, Put	5/10/13	0.69	5,000,000	$4,998

		STRIKE PRICE	NOTIONAL AMOUNT
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Call	11/21/12	$85.00	62,150,000	48,790
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.19 Index, Put	11/21/12	110.00	62,150,000	51,841
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.19 Index, Put	11/21/12	115.00	31,075,000	16,295
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.18 Index, Put	11/21/12	110.00	62,150,000	18,367

TOTAL WRITTEN OPTIONS (Premiums received - $339,630)				$140,291

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$226,649,880	$310,211	$226,960,091
Asset-backed securities	—	15,634,513	—	15,634,513
Collateralized mortgage obligations	—	29,065,574	—	29,065,574
Mortgage-backed securities	—	8,506,255	—	8,506,255
Sovereign bonds	—	134,792,236	—	134,792,236
U.S. government & agency obligations	—	46,181,176	—	46,181,176
Common stocks	$1,761,702	—	—	1,761,702
Convertible preferred stocks	258,492	—	—	258,492
Preferred stocks	3,478,175	—	—	3,478,175
Purchased options	—	309,179	—	309,179
Warrants	—	97,229	—	97,229

Total investments	$5,498,369	$461,236,042	$310,211	$467,044,622

Other financial instruments:
Futures contracts	$511,466	—	—	$511,466
Forward foreign currency contracts	—	$759,012	—	759,012
Credit default swaps on credit indices - buy protection‡	—	89,220	—	89,220
Total return swaps	—	283,867	—	283,867

Total other financial instruments	$511,466	$1,132,099	—	$1,643,565

Total	$6,009,835	$462,368,141	$310,211	$468,688,187

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$140,291	—	$140,291
Futures contracts	$441,936	—	—	441,936
Forward foreign currency contracts	—	744,925	—	744,925
Credit default swaps on credit indices - sell protection‡	—	100,777	—	100,777
Total return swaps	—	60,075	—	60,075

Total	$441,936	$1,046,068	—	$1,488,004

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement,

Notes to Schedule of Investments (unaudited) (continued)

the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2012, the total notional value of all credit default swaps to sell protection is $2,299,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended October 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other

Notes to Schedule of Investments (unaudited) (continued)

transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps and total return swaps with credit related contingent features which had a liability position of $1,046,068. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $300,000, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$27,170,797
Gross unrealized depreciation	(21,351,878)

Net unrealized appreciation	$5,818,919

At October 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bund	6	12/12	$1,093,626	$1,101,831	$8,205
U.S. Treasury 10-Year Notes	514	12/12	68,224,374	68,378,063	153,689
U.S. Treasury Ultra Long-Term Bonds	300	12/12	49,943,522	49,528,125	(415,397)

					(253,503)

Contracts to Sell:
U.S. Treasury 2-Year Notes	99	12/12	21,823,475	21,812,484	10,991
U.S. Treasury 5-Year Notes	185	12/12	22,959,711	22,986,250	(26,539)
U.S. Treasury 30-Year Bonds	809	12/12	121,132,394	120,793,813	338,581

					323,033

Net unrealized gain on open futures contracts					$69,530

At October 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Malaysian Ringgit	Citibank N.A.	10,250,000	$3,363,530	11/8/12	$86,676
Russian Ruble	Citibank N.A.	227,300,000	7,230,864	11/15/12	164,067
Euro	Citibank N.A.	3,810,000	4,938,931	11/16/12	71,885
Euro	JPMorgan Chase Bank	868,939	1,126,412	11/16/12	51,674
Singapore Dollar	Citibank N.A.	5,502,000	4,510,509	11/16/12	85,758
Swedish Krona	Citibank N.A.	16,650,000	2,509,184	11/16/12	44,161

Notes to Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Malaysian Ringgit	Citibank N.A.	10,250,000	3,341,682	2/8/13	10,244

					514,465

Contracts to Sell:
Malaysian Ringgit	Citibank N.A.	10,250,000	3,363,530	11/8/12	(14,678)
Russian Ruble	Citibank N.A.	227,300,000	7,230,864	11/15/12	128,576
Australian Dollar	Citibank N.A.	6,333,590	6,567,306	11/16/12	61,112
Brazilian Real	JPMorgan Chase Bank	3,323,000	1,633,608	11/16/12	(7,874)
Euro	Citibank N.A.	10,707,909	13,880,742	11/16/12	(612,197)
Euro	Citibank N.A.	500,000	648,154	11/16/12	(30,802)
Euro	Citibank N.A.	2,500,000	3,240,769	11/16/12	(40,809)
Euro	UBS AG	494,001	640,377	11/16/12	(26,448)
Australian Dollar	Goldman Sachs	2,336,000	2,408,853	1/25/13	(12,117)
Canadian Dollar	Goldman Sachs	2,600,000	2,598,509	1/25/13	17,186
Euro	Citibank N.A.	5,197,000	6,741,814	1/25/13	37,673

					(500,378)

Net unrealized gain on open forward foreign currency contracts					$14,087

During the period ended October 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	5,000,000	$50,633
Options written	341,825,697	865,187
Options closed	(697)	(439,460)
Options exercised	—	—
Options expired	(124,300,000)	(136,730)

Written options, outstanding as of October 31, 2012	222,525,000	$339,630

At October 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$770,000	3/15/49	0.070% quarterly	$(31,998)	$(44,300)	$12,302
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	420,000	3/15/49	0.070% monthly	(17,454)	(24,173)	6,719
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	240,000	3/15/49	0.070% monthly	(9,974)	(12,932)	2,958
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	629,000	3/15/49	0.070% monthly	(26,139)	(35,437)	9,298
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	240,000	2/17/51	0.350% monthly	(15,212)	(19,220)	4,008

Total	$2,299,000			$(100,777)	$(136,062)	$35,285

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$1,183,776	10/12/52	0.100% monthly	$30,704	$51,970	$(21,266)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	1,073,264	10/12/52	0.100% quarterly	27,838	40,803	(12,965)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	585,416	10/12/52	0.100% monthly	15,184	22,264	(7,080)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	597,364	10/12/52	0.100% monthly	15,494	19,883	(4,389)

Total	$3,439,820			$89,220	$134,920	$(45,700)

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA	‡	2.43% annually†	—	$141,644
Barclays Capital Inc.	4,100,000	11/21/12	3-month LIBOR	†	S5ENRS‡	—	(1,295	)*
Barclays Capital Inc.	5,125,000	11/21/12	S5TELS	‡	3-month LIBOR†	—	84,504	*
Barclays Capital Inc.	2,458,770	1/18/13	S5FINL	‡	3-month LIBOR†	—	52,068	*
Barclays Capital Inc.	1,879,505	1/18/13	3-month LIBOR	†	SX7P‡	—	(28,333	)*
Barclays Capital Inc.	1,640,820	11/20/12	3-month LIBOR	†	S5CONS‡	—	(30,447	)*
Barclays Capital Inc.	1,259,469	11/20/12	SXMP	‡	3-month EURIBOR†	—	5,651	*
Barclays Capital Inc.	1,639,563	1/31/13	S5HLTH	‡	3-month LIBOR†	—	—
Barclays Capital Inc.	1,640,770	1/31/13	3-month LIBOR	†	S5INDU‡	—	—

Total	$29,743,897					—	$223,792

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

At October 31, 2012, the Fund held collateral received from Credit Suisse First Boston Inc. and JP Morgan Securities Inc. in the amounts of $95,345 and $211,981 on credit default swap contracts valued at $13,222 and $15,494, respectively. Net exposures to the counterparties were $(82,123) and $(196,487) respectively. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2012.

Notes to Schedule of Investments (unaudited) (continued)

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$511,466	$(441,936)	—	—	$5,651	$75,181
Foreign Exchange Risk	$122,849	$(4,998)	—	—	$759,012	$(744,925)	—	131,938
Credit Risk	186,330	(135,293)	—	—	—	—	130,087	181,124
Equity Risk	—	—	—	—	—	—	76,497	76,497

Total	$309,179	$(140,291)	$511,466	$(441,936)	$759,012	$(744,925)	$212,235	$464,740

During the period ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$401,336
Written options	120,427
Forward foreign currency contracts (to buy)	25,863,964
Forward foreign currency contracts (to sell)	42,711,359
Futures contracts (to buy)	119,985,441
Futures contracts (to sell)	167,103,996

Average notional balance
Credit default swap contracts (to buy protection)	$3,555,831
Credit default swap contracts (to sell protection)	4,316,250
Total return swap contracts	19,548,474

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 21, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2012